Exhibit 4.55

Power of Attorney Re Shareholder’s Rights of

Beijing Gongse Enterprise Management Co., Ltd.

I, Yang Qihu, a Chinese citizen with the Chinese Identification No. [    ], holding 20% of the equity interest in Beijing Gongse Enterprise Management Co., Ltd. (the “Beijing Gongse”) as of the date of this Power of Attorney (representing RMB 100,000 registered capital of Beijing Gongse), hereby irrevocably authorize Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future equity interests held by myself in Beijing Gongse (the “Owned Equity Interest”) during the effective term of this Power of Attorney:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Equity Interest: 1) to attend the shareholders’ meetings of Beijing Gongse; 2) to exercise all shareholder’s rights and shareholder’s voting rights which I am entitled with under the laws and the articles of association of Beijing Gongse, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Equity Interest; and 3) as my authorized representative, to appoint and elect the legal representative, directors, supervisors, managers and other senior management of Beijing Gongse.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of June 22, 2020 by and among me, WFOE and Beijing Gongse, the Equity Interest Pledge Agreement entered into as of June 22, 2020 by and among me, WFOE and Beijing Gongse, and the Loan Agreement entered into as of June 22, 2020 by and between me and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Power of Attorney shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Equity Interest shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for conducting the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a shareholder of Beijing Gongse, this Power of Attorney shall be irrevocable and remain valid and effective from the date of this Power of Attorney.

1

During the effective term of this Power of Attorney, I hereby waive all rights in connection with the Owned Equity Interest that have been granted to WFOE under this Power of Attorney, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

2

This Page is the signature page to the Power of Attorney.

Signature: /s/ Yang Qihu

Name: Yang Qihu

22 June, 2020

Accepted by:

Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal representative

Acknowledged by:

Beijing Gongse Enterprise Management Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Gu Dejun

Name: Gu Dejun

Title: Legal Representative

Signature Page of Power of Attorney Re Shareholder’s Rights of Beijing Gongse Enterprise Management Co., Ltd.

between Tencent Music (Beijing) Co., Ltd. and Yang Qihu

Power of Attorney Re Shareholder’s Rights of

Beijing Gongse Enterprise Management Co., Ltd.

I, Gu Dejun, a Chinese citizen with the Chinese Identification No. [    ], holding 20% of the equity interest in Beijing Gongse Enterprise Management Co., Ltd. (the “Beijing Gongse”) as of the date of this Power of Attorney (representing RMB 100,000 registered capital of Beijing Gongse), hereby irrevocably authorize Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future equity interests held by myself in Beijing Gongse (the “Owned Equity Interest”) during the effective term of this Power of Attorney:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Equity Interest: 1) to attend the shareholders’ meetings of Beijing Gongse; 2) to exercise all shareholder’s rights and shareholder’s voting rights which I am entitled with under the laws and the articles of association of Beijing Gongse, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Equity Interest; and 3) as my authorized representative, to appoint and elect the legal representative, directors, supervisors, managers and other senior management of Beijing Gongse.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of June 22, 2020 by and among me, WFOE and Beijing Gongse, the Equity Interest Pledge Agreement entered into as of June 22, 2020 by and among me, WFOE and Beijing Gongse, and the Loan Agreement entered into as of June 22, 2020 by and between me and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Power of Attorney shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Equity Interest shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for conducting the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a shareholder of Beijing Gongse, this Power of Attorney shall be irrevocable and remain valid and effective from the date of this Power of Attorney.

1

During the effective term of this Power of Attorney, I hereby waive all rights in connection with the Owned Equity Interest that have been granted to WFOE under this Power of Attorney, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

2

This Page is the signature page to the Power of Attorney.

Signature: /s/ Gu Dejun

Name: Gu Dejun

22 June, 2020

Accepted by:

Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal representative

Acknowledged by:

Beijing Gongse Enterprise Management Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Gu Dejun

Name: Gu Dejun

Title: Legal Representative

Signature Page of Power of Attorney Re Shareholder’s Rights of Beijing Gongse Enterprise Management Co., Ltd.

between Tencent Music (Beijing) Co., Ltd. and Gu Dejun

Power of Attorney Re Shareholder’s Rights of

Beijing Gongse Enterprise Management Co., Ltd.

I, Zhou Jie, a Chinese citizen with the Chinese Identification No. [    ], holding 20% of the equity interest in Beijing Gongse Enterprise Management Co., Ltd. (the “Beijing Gongse”) as of the date of this Power of Attorney (representing RMB 100,000 registered capital of Beijing Gongse), hereby irrevocably authorize Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future equity interests held by myself in Beijing Gongse (the “Owned Equity Interest”) during the effective term of this Power of Attorney:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Equity Interest: 1) to attend the shareholders’ meetings of Beijing Gongse; 2) to exercise all shareholder’s rights and shareholder’s voting rights which I am entitled with under the laws and the articles of association of Beijing Gongse, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Equity Interest; and 3) as my authorized representative, to appoint and elect the legal representative, directors, supervisors, managers and other senior management of Beijing Gongse.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of June 22, 2020 by and among me, WFOE and Beijing Gongse, the Equity Interest Pledge Agreement entered into as of June 22, 2020 by and among me, WFOE and Beijing Gongse, and the Loan Agreement entered into as of June 22, 2020 by and between me and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Power of Attorney shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Equity Interest shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for conducting the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a shareholder of Beijing Gongse, this Power of Attorney shall be irrevocable and remain valid and effective from the date of this Power of Attorney.

1

During the effective term of this Power of Attorney, I hereby waive all rights in connection with the Owned Equity Interest that have been granted to WFOE under this Power of Attorney, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

2

This Page is the signature page to the Power of Attorney.

Signature: /s/ Zhou Jie

Name: Zhou Jie

22 June, 2020

Accepted by:

Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal representative

Acknowledged by:

Beijing Gongse Enterprise Management Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Gu Dejun

Name: Gu Dejun

Title: Legal Representative

Signature Page of Power of Attorney Re Shareholder’s Rights of Beijing Gongse Enterprise Management Co., Ltd.

between Tencent Music (Beijing) Co., Ltd. and Zhou Jie

Power of Attorney Re Shareholder’s Rights of

Beijing Gongse Enterprise Management Co., Ltd.

I, Chen Xing, a Chinese citizen with the Chinese Identification No. [    ], holding 20% of the equity interest in Beijing Gongse Enterprise Management Co., Ltd. (the “Beijing Gongse”) as of the date of this Power of Attorney (representing RMB 100,000 registered capital of Beijing Gongse), hereby irrevocably authorize Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future equity interests held by myself in Beijing Gongse (the “Owned Equity Interest”) during the effective term of this Power of Attorney:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Equity Interest: 1) to attend the shareholders’ meetings of Beijing Gongse; 2) to exercise all shareholder’s rights and shareholder’s voting rights which I am entitled with under the laws and the articles of association of Beijing Gongse, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Equity Interest; and 3) as my authorized representative, to appoint and elect the legal representative, directors, supervisors, managers and other senior management of Beijing Gongse.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of June 22, 2020 by and among me, WFOE and Beijing Gongse, the Equity Interest Pledge Agreement entered into as of June 22, 2020 by and among me, WFOE and Beijing Gongse, and the Loan Agreement entered into as of June 22, 2020 by and between me and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Power of Attorney shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Equity Interest shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for conducting the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a shareholder of Beijing Gongse, this Power of Attorney shall be irrevocable and remain valid and effective from the date of this Power of Attorney.

1

During the effective term of this Power of Attorney, I hereby waive all rights in connection with the Owned Equity Interest that have been granted to WFOE under this Power of Attorney, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

2

This Page is the signature page to the Power of Attorney.

Signature: /s/ Chen Xing

Name: Chen Xing

22 June, 2020

Accepted by:

Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal representative

Acknowledged by:

Beijing Gongse Enterprise Management Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Gu Dejun

Name: Gu Dejun

Title: Legal Representative

Signature Page of Power of Attorney Re Shareholder’s Rights of Beijing Gongse Enterprise Management Co., Ltd.

between Tencent Music (Beijing) Co., Ltd. and Chen Xing

Power of Attorney Re Shareholders’s Rights of

Beijing Gongse Enterprise Management Co., Ltd.

I, Liang Yunheng, a Chinese citizen with the Chinese Identification No. [    ], holding 20% of the equity interest in Beijing Gongse Enterprise Management Co., Ltd. (the “Beijing Gongse”) as of the date of this Power of Attorney (representing RMB 100,000 registered capital of Beijing Gongse), hereby irrevocably authorize Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future equity interests held by myself in Beijing Gongse (the “Owned Equity Interest”) during the effective term of this Power of Attorney:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Equity Interest: 1) to attend the shareholders’ meetings of Beijing Gongse; 2) to exercise all shareholder’s rights and shareholder’s voting rights which I am entitled with under the laws and the articles of association of Beijing Gongse, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Equity Interest; and 3) as my authorized representative, to appoint and elect the legal representative, directors, supervisors, managers and other senior management of Beijing Gongse.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of June 22, 2020 by and among me, WFOE and Beijing Gongse, the Equity Interest Pledge Agreement entered into as of June 22, 2020 by and among me, WFOE and Beijing Gongse, and the Loan Agreement entered into as of June 22, 2020 by and between me and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Power of Attorney shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Equity Interest shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for conducting the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a shareholder of Beijing Gongse, this Power of Attorney shall be irrevocable and remain valid and effective from the date of this Power of Attorney.

1

During the effective term of this Power of Attorney, I hereby waive all rights in connection with the Owned Equity Interest that have been granted to WFOE under this Power of Attorney, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

2

This Page is the signature page to the Power of Attorney.

Signature: /s/ Liang Yunheng

Name: Liang Yunheng

22 June, 2020

Accepted by:

Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal representative

Acknowledged by:

Beijing Gongse Enterprise Management Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Gu Dejun

Name: Gu Dejun

Title: Legal Representative

Signature Page of Power of Attorney Re Shareholder’s Rights of Beijing Gongse Enterprise Management Co., Ltd.

between Tencent Music (Beijing) Co., Ltd. and Liang Yunheng